U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: June 25, 2007


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada                 0-50367                  98-359306
________________________________________________________________________________
(State or other jurisdiction        (Commission file no.)         (IRS employer
     of Incorporation)                                           Identification)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On approximately June 13, 2007, Crailar Fiber Technologies, Inc. ("Crailar"), the wholly-owned subsidiary of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), entered into a master agreement for technology development dated effective as of January 1, 2007 (the "Technology Development Agreement") with Alberta Research Council, Inc. ("ARC").

         The Company has two operating divisions: (i) Crailar; and (ii) HT Naturals. During prior fiscal years, Crailar has been conducting development work with the National Research Council on the CRAILAR bast fiber enzymatic processes to facilitate the commercialization of bast fibers for fabric, composite and potentially medical use (the "Crailar Series Fiber"). Subsequently, Crailar entered into the Technology Development Agreement with ARC to formalize the collaboration and licensing duties of each party regarding development of the technology related to the Crailar Series Fiber and identification of associated potential opportunities, applications and projects related to the development of the Crailar Series Fiber and subsequent manufacture, marketing, distribution and sale of Crailar Series Fiber products (collectively, the "Project Agreements").

         In accordance with the terms and provisions of the Technology Development Agreement: (i) Crailar shall initially pay to ARC $10,000 on April 1, 2007 (which as of the date of this Report has been paid) and subsequently
$25,000 per calendar quarter on the first day of each calendar quarter commencing July 1, 2007, which sums shall be used exclusively for the purpose of Crailar's contributions required pursuant to the Project Agreements; (ii) Crailar shall provide work-in-kind of a value of $25,0000 per calendar quarter commencing April 1, 2007 as part of Crailar's contributions to the Project Agreements, which are contingent upon there being in effect one or more Project Agreements requiring financial contributions from and services by Crailar; (iii) Crailar shall pay to ARC the fees and expenses set out in each Project Agreement; (iv) with respect to all Project Agreements, Crailar shall be entitled to an option for an exclusive worldwide royalty-bearing license to use the intellectual property developed pursuant to such Project Agreement; and (v) Crailar shall pay to ARC a royalty of 3% of the gross sales for the first $50,000,000 of gross sales and 1.5% of gross sales for all gross sales in excess of $50,000,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    10.01 Mater Agreement for Technology Development between Alberta Research Council, Inc. and Crailar Fiber Technologies, Inc. dated effective as of January 1, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATURALLY ADVANCED TECHNOLOGIES, INC.



 Date:  June 25, 2007                      By: /s/ KEN BARKER
                                                   _____________________________
                                                   Ken Barker
                                                   Chief Executive Officer